                                             [LOGO] JANUS

                                             CAPITAL APPRECIATION FUND














                                             LINCOLN NATIONAL
                                             CAPITAL APPRECIATION FUND, INC.
                                             Annual Report
                                             December 31, 2001

LINCOLN NATIONAL
CAPITAL APPRECIATION FUND, INC.

INDEX

     COMMENTARY

     STATEMENT OF NET ASSETS

     STATEMENT OF OPERATIONS

     STATEMENTS OF CHANGES IN NET ASSETS

     FINANCIAL HIGHLIGHTS

     NOTES TO FINANCIAL STATEMENTS

     REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

LINCOLN NATIONAL
CAPITAL APPRECIATION FUND, INC.
ANNUAL PORTFOLIO COMMENTARY
FOR THE YEAR ENDED DECEMBER 31, 2001

Managed by:                   [JANUS LOGO]

The Capital Appreciation Fund lost -25.9% for the fiscal year ended
December 31, 2001, versus its benchmarks the Russell 1000 Growth Index* and S&P 500 Index** which returned -20.4% and -11.9%, respectively. Amid optimism for an economic recovery, stocks rallied through the final months of 2001. Helping embolden the markets was the Federal Reserve, which cut interest rates to 1.75%. In this environment, the Fund declined and lagged its benchmark, the Russell 1000 Growth Index.

Bank of New York struggled in 2001 and detracted from the Fund's performance. A worldwide falloff in trading activity hurt its bottom line, but its recurring-fee and high-margin businesses continue to perform well. Southwest Airlines also posted losses, primarily due to the aftershocks of the events of September 11. Nevertheless, we believe the company will excel in the new, more challenging travel market. On a positive note, electronic circuit manufacturer Maxim Integrated Products proved a winner. The company bucked the cyclical trend in the chip sector with specialized products that remain insulated from mass-market pricing pressures. Looking ahead, we will remain focused on finding leading companies run by top-notch managers who are focused on allocating capital efficiently and increasing long-term shareholder value.

BLAINE ROLLINS

GROWTH OF $10,000 INVESTED 1/3/94 THROUGH 12/31/01

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          CAPITAL APPRECIATION FUND  RUSSELL 1000 GROWTH INDEX  S&P 500 INDEX
1/3/94                      $10,000                    $10,000        $10,000
12/31/94                    $10,271                    $10,266        $10,133
12/31/95                    $13,218                    $14,084        $13,933
12/31/96                    $15,600                    $17,340        $17,172
12/31/97                    $19,543                    $22,627        $22,903
12/31/98                    $26,960                    $31,386        $29,489
12/31/99                    $39,213                    $41,794        $35,722
12/31/00                    $32,998                    $32,424        $32,440
12/31/01                    $24,458                    $25,803        $28,588

This chart illustrates, hypothetically, that $10,000 was invested in the Capital Appreciation Fund on 1/3/94. As the chart shows, by December 31, 2001, the value of the investment at net asset value, with any dividends and capital gains reinvested, would have grown to $24,458. For comparison, look at how the S&P 500 Index and the Russell 1000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $28,588 and $25,803, respectively. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

AVERAGE ANNUAL RETURN            ENDED
ON INVESTMENT                    12/31/01
------------------------------------------------
One Year                                 -25.88%
------------------------------------------------
Five Years                       +         9.40%
------------------------------------------------
Lifetime (Since 1/3/94)          +        11.82%
------------------------------------------------

 * The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

** The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices.

The Fund tends to invest in large-sized growth companies. Accordingly, the Fund's performance can be compared to the performance of the Russell 1000 Growth Index.

                          CAPITAL APPRECIATION FUND 1

LINCOLN NATIONAL
CAPITAL APPRECIATION FUND, INC.
STATEMENT OF NET ASSETS
December 31, 2001

                                           NUMBER OF    MARKET
COMMON STOCK - 98.58%                      SHARES       VALUE

----------------------------------------------------------------------
AEROSPACE & DEFENSE - 5.48%
----------------------------------------------------------------------
   +  Boeing                                   788,995  $   30,597,226
      General Dynamics                         205,030      16,328,589
      Honeywell International                  211,175       7,141,939
      Lockheed Martin                          163,405       7,626,111
----------------------------------------------------------------------
                                                            61,693,865
BANKING & FINANCE - 9.26%
----------------------------------------------------------------------
   +  Bank of New York                         707,095      28,849,477
      Goldman Sachs                            120,680      11,193,070
      M & T Bank                                62,305       4,538,919
      Merrill Lynch                            155,415       8,100,230
      Northern Trust                           232,005      13,971,341
      Paychex                                  292,010      10,232,030
   +  Principal Financial                       73,270       1,758,480
      Schwab (Charles)                       1,436,586      22,223,985
      SEI                                       74,415       3,356,861
----------------------------------------------------------------------
                                                           104,224,393
BASIC INDUSTRY/CAPITAL GOODS - 0.90%
----------------------------------------------------------------------
      PerkinElmer                              120,295       4,212,731
      Sigma-Aldrich                            149,370       5,886,672
----------------------------------------------------------------------
                                                            10,099,403
BUSINESS SERVICES - 3.67%
----------------------------------------------------------------------
   +  Aramark - Class B                         93,470       2,514,343
   +  Cendant                                  767,885      15,058,225
   +  Clear Channel Communications             413,055      21,028,630
   +  Robert Half International                102,210       2,729,007
----------------------------------------------------------------------
                                                            41,330,205
CABLE, MEDIA & PUBLISHING - 3.59%
----------------------------------------------------------------------
   +  Arbitron                                  40,344       1,377,748
   +  Charter Communications Class A           241,770       3,972,281
   +  Cox Communications Class A               220,748       9,251,549
   +  Hispanic Broadcasting                        905          23,078
   +  Lamar Advertising                        116,835       4,946,794
   +  Univision Communications                 513,670      20,783,087
----------------------------------------------------------------------
                                                            40,354,537
COMPUTERS & TECHNOLOGY - 20.55%
----------------------------------------------------------------------
   +  AOL Time Warner                        2,815,057      90,363,329
   +  Applied Materials                        363,525      14,577,353
   +  Automatic Data Processing                 93,960       5,534,244
   +  Ceridian                                 243,745       4,570,219
   +  Cisco Systems                            771,272      13,967,736
   +  Fiserv                                   211,802       8,963,461
   +  KLA-Tencor                                92,420       4,580,335
      Linear Technology                      1,114,875      43,524,719
   +  Microsoft                                128,635       8,524,641
   +  Mykrolis                                 120,930       1,934,880
      Nokia ADR                                831,121      20,387,398
   +  Nvidia                                    83,535       5,588,492
      Symbol Technologies                      387,282       6,150,038
   +  Veritas Software                          57,450       2,574,909
----------------------------------------------------------------------
                                                           231,241,754
CONSUMER NON-DURABLE/OTHER - 6.96%
----------------------------------------------------------------------
   +  Comcast Special Class A                1,858,075      66,890,699
      Ecolab                                    37,315       1,501,929
      General Mills                             74,260       3,862,263
   +  Safeway                                  146,805       6,129,109
----------------------------------------------------------------------
                                                            78,384,000
CONSUMER PRODUCTS - 4.78%
----------------------------------------------------------------------
      Colgate-Palmolive                        610,755      35,271,102
      Minnesota Mining & Manufacturing          67,845       8,019,957
      Procter & Gamble                         133,040      10,527,455
----------------------------------------------------------------------
                                                            53,818,514
                                           NUMBER OF    MARKET
CONSUMER SERVICES - 4.82%                  SHARES       VALUE

----------------------------------------------------------------------
   +  Viacom Class B                         1,155,402  $   51,010,999
      Walt Disney                              157,410       3,261,535
----------------------------------------------------------------------
                                                            54,272,534
ELECTRONICS & ELECTRICAL EQUIPMENT - 6.51%
----------------------------------------------------------------------
      General Electric                         418,145      16,759,252
   +  Integrated Device Technology              86,480       2,299,503
   +  Maxim Integrated Products                886,915      46,571,906
   +  National Semiconductor                    98,800       3,042,052
   +  Novellus Systems                         118,070       4,657,862
----------------------------------------------------------------------
                                                            73,330,575
FOOD, BEVERAGE & TOBACCO - 1.95%
----------------------------------------------------------------------
      CocaCola                                 330,485      15,582,367
      Sysco                                    243,180       6,376,180
----------------------------------------------------------------------
                                                            21,958,547
HEALTHCARE & PHARMACEUTICALS - 7.19%
----------------------------------------------------------------------
   +  American Home Products                    85,975       5,275,426
   +  Apogent Technologies                     202,735       5,230,563
   +  Apria Healthcare Group                   154,015       3,848,835
      Becton Dickinson                         212,890       7,057,304
   +  Biomet                                    36,020       1,113,018
   +  Genentech                                119,865       6,502,676
      Hillenbrand Industries                    11,700         646,659
      Millipore                                105,500       6,403,850
      Pfizer                                   124,890       4,976,867
   +  St. Jude Medical                          37,230       2,890,910
      Stryker                                   92,495       5,398,933
      Synthes-Stratec                            4,038       2,811,581
   +  Tenet Healthcare                         490,530      28,803,921
----------------------------------------------------------------------
                                                            80,960,543
INDUSTRIAL MACHINERY - 2.17%
----------------------------------------------------------------------
   +  Dionex                                   647,455      16,516,577
      Grainger (W.W.)                           18,685         896,880
      Stanley Works                            149,475       6,961,051
----------------------------------------------------------------------
                                                            24,374,508
INSURANCE - 10.48%
----------------------------------------------------------------------
      ACE Limited                              428,270      17,195,041
   +  Aflac                                    393,740       9,670,254
   +  Allstate                                 267,035       8,999,080
   +  American International Group              63,180       5,016,492
   +  Berkley                                   55,815       2,997,266
   +  Berkshire Hathaway Class B                 3,235       8,168,375
      Everest Re                                72,140       5,100,298
      HCC Insurance Holdings                    74,215       2,044,623
      MGIC Investment                          301,405      18,602,716
      PartnerRe                                 96,325       5,201,550
      PMI                                       57,915       3,880,884
      RenaissanceRe Holdings                    44,525       4,247,685
      Stancorp Financial Group                 200,000       9,450,000
      XL Capital Limited Class A               190,615      17,414,586
----------------------------------------------------------------------
                                                           117,988,850
LEISURE, LODGING & ENTERTAINMENT - 3.13%
----------------------------------------------------------------------
   +  Park Place Entertainment                 671,570       6,158,297
      Starwood Hotels & Resorts Worldwide      181,425       5,415,536
      Tyco International                       401,600      23,654,240
----------------------------------------------------------------------
                                                            35,228,073
METALS & MINING - 0.52%
----------------------------------------------------------------------
      Illinois Tool Works                       53,890       3,649,431
      Precision Castparts                       77,100       2,178,075
----------------------------------------------------------------------
                                                             5,827,506
PACKAGING & CONTAINERS - 0.16%
----------------------------------------------------------------------
   +  Bemis                                     37,290       1,833,922
----------------------------------------------------------------------
                                                             1,833,922
RETAIL - 2.88%
----------------------------------------------------------------------
   +  Costco Wholesale                         120,110       5,330,482
   +  eBay                                      75,685       5,063,327
      Walgreen                                 654,490      22,030,133
----------------------------------------------------------------------
                                                            32,423,942
TRANSPORTATION & SHIPPING - 3.58%
----------------------------------------------------------------------
      Bombardier - B (Canada)                  285,718       2,953,389

                          CAPITAL APPRECIATION FUND 2

                                           NUMBER OF    MARKET
TRANSPORTATION & SHIPPING (CONT.)          SHARES       VALUE

----------------------------------------------------------------------
      Canadian National Railway                 74,745  $    3,608,689
      Canadian National Railway (Canada)        46,493       2,233,994
      Expeditors International                  73,360       4,177,852
   +  Ryanair Holdings ADR                     209,025       6,699,251
      Southwest Airlines                       294,185       5,436,539
      United Parcel Service Class B            279,575      15,236,837
----------------------------------------------------------------------
                                                            40,346,551
UTILITIES - 0.00%
----------------------------------------------------------------------
   +  Telefonica                                     1              12
----------------------------------------------------------------------
                                                                    12
TOTAL COMMON STOCK
 (Cost $973,142,228)                                     1,109,692,234
----------------------------------------------------------------------

                                           PRINCIPAL
COMMERCIAL PAPER - 1.18%                   AMOUNT

----------------------------------------------------------------------
Tyco Capital 1.78% 1/2/02                  $13,300,000      13,299,342
----------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
 (Cost $13,299,342)                                         13,299,342
----------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 99.76%
(Cost $986,441,570)                                      1,122,991,576
----------------------------------------------------------------------
Receivables and Other Assets Net of
 Liabilities - 0.24%                                         2,656,675
----------------------------------------------------------------------
NET ASSETS -- 100.00%
----------------------------------------------------------------------
(Equivalent to $17.358 per share based on
 64,849,817 shares issued and
 outstanding)                                           $1,125,648,251
----------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2001:
Common Stock, par value $0.01 per share,
 100,000,000 authorized shares                          $      648,498
Paid in capital in excess of par value of
 shares issued                                           1,327,145,744
Distribution in excess of net investment
 income                                                        (30,556)
Accumulated net realized loss on
 investments                                              (338,667,893)
Net unrealized appreciation of
 investments and foreign currencies                        136,552,458
----------------------------------------------------------------------
TOTAL NET ASSETS                                        $1,125,648,251
----------------------------------------------------------------------

     ADR - AMERICAN DEPOSITARY RECEIPT.
+    NON-INCOME PRODUCING SECURITY FOR THE YEAR ENDED DECEMBER 31, 2001.

See accompanying notes to financial statements.

                          CAPITAL APPRECIATION FUND 3

LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
 Dividends                                          $    7,101,288
------------------------------------------------------------------
 Interest                                                  968,000
------------------------------------------------------------------
 Less: Foreign taxes withheld                              (22,867)
------------------------------------------------------------------
  TOTAL INVESTMENT INCOME                                8,046,421
------------------------------------------------------------------

EXPENSES:
 Management fees                                         9,649,668
------------------------------------------------------------------
 Accounting fees                                           492,416
------------------------------------------------------------------
 Custodial fees                                             91,061
------------------------------------------------------------------
 Printing and postage                                       96,673
------------------------------------------------------------------
 Professional fees                                          19,310
------------------------------------------------------------------
 Directors fees                                              3,850
------------------------------------------------------------------
 Other                                                      48,221
------------------------------------------------------------------
                                                        10,401,199
------------------------------------------------------------------
Less:
------------------------------------------------------------------
 Expenses paid indirectly                                  (13,256)
------------------------------------------------------------------
 Reimbursement from the Advisor                            (68,550)
------------------------------------------------------------------
  TOTAL EXPENSES                                        10,319,393
------------------------------------------------------------------
 NET INVESTMENT LOSS                                    (2,272,972)
------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) on:
------------------------------------------------------------------
  Investment transactions                             (328,454,555)
------------------------------------------------------------------
  Foreign currency transactions                          2,573,531
------------------------------------------------------------------
  NET REALIZED LOSS ON INVESTMENT
  AND FOREIGN CURRENCY TRANSACTIONS                   (325,881,024)
------------------------------------------------------------------
 Net change in unrealized
 appreciation/depreciation of:
------------------------------------------------------------------
  Investments                                          (97,793,294)
------------------------------------------------------------------
  Foreign currency                                       1,834,387
------------------------------------------------------------------
 NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION
 OF INVESTMENTS AND FOREIGN CURRENCY                   (95,958,907)
------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCY                                  (421,839,931)
------------------------------------------------------------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                           $ (424,112,903)
------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                            YEAR ENDED              YEAR ENDED
                                            12/31/01                12/31/00
                                            --------------------------------------------
Changes from operations:
 Net investment loss                        $         (2,272,972)   $         (3,152,745)
----------------------------------------------------------------------------------------
 Net realized gain (loss) on investments
 and foreign currency transactions                  (325,881,024)            115,696,448
----------------------------------------------------------------------------------------
 Net change in unrealized
 appreciation/depreciation of
 investments and foreign currency                    (95,958,907)           (436,897,324)
----------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                           (424,112,903)           (324,353,621)
----------------------------------------------------------------------------------------
Dividends and distributions to
shareholders from:
 Net realized gain on investment
 transactions                                       (121,242,265)            (91,977,656)
----------------------------------------------------------------------------------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS                                      (121,242,265)            (91,977,656)
----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS                                         (18,677,780)            192,936,277
----------------------------------------------------------------------------------------
 TOTAL DECREASE IN NET ASSETS                       (564,032,948)           (223,395,000)
----------------------------------------------------------------------------------------
Net Assets, beginning of period                    1,689,681,199           1,913,076,199
----------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD                   $      1,125,648,251    $      1,689,681,199
----------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                          CAPITAL APPRECIATION FUND 4

LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.
FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR EACH CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             YEAR ENDED DECEMBER 31,
                             2001          2000          1999          1998         1997
                             ----------------------------------------------------------------
Net asset value,
  beginning of period        $   25.345    $   31.466    $   21.772    $ 17.530     $ 14.504

Income (loss) from
  investment operations:
 Net investment income
   (loss)(1)                     (0.035)       (0.047)        0.007      (0.003)       0.050
 Net realized and
   unrealized gain (loss)
   on investments and
   foreign currency              (6.035)       (4.694)        9.839       6.127        3.510
                             ----------------------------------------------------------------
 Total from investment
   operations                    (6.070)       (4.741)        9.846       6.124        3.560
                             ----------------------------------------------------------------

Less dividends and
  distributions from:
 Net investment income                -             -             -      (0.050)           -
 Net realized gain on
   investment
   transactions                  (1.917)       (1.380)       (0.152)     (1.832)      (0.534)
                             ----------------------------------------------------------------
 Total dividends and
   distributions                 (1.917)       (1.380)       (0.152)     (1.882)      (0.534)
                             ----------------------------------------------------------------
Net asset value, end of
  period                     $   17.358    $   25.345    $   31.466    $ 21.772     $ 17.530
                             ----------------------------------------------------------------

Total Return(2)                  (25.88%)      (15.85%)       45.45%      37.95%       25.28%

Ratios and supplemental
  data:
 Ratio of expenses to
   average net assets              0.78%         0.76%         0.78%       0.83%        0.89%
 Ratio of net investment
   income (loss)
   to average net assets          (0.18%)       (0.15%)        0.03%      (0.01%)       0.35%
 Portfolio Turnover                  48%           62%           60%         78%         137%
 Net assets, end of
   period (000 omitted)      $1,125,648    $1,689,681    $1,913,076    $770,736     $451,036

(1) Per share information was based on the average shares outstanding method for the years ended December 31, 2001, 2000, 1999, and 1998.

(2) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares. The total return percentages in the table are NOT calculated on the same basis as the performance percentages in the letter at the front of this booklet (those percentages are based upon the change in unit value).

See accompanying notes to financial statements.

                          CAPITAL APPRECIATION FUND 5

LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001

THE FUND: Lincoln National Capital Appreciation Fund, Inc. (the "Fund") is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Fund's shares are sold only to The Lincoln National Life Insurance Company and The Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products.

The Fund's investment objective is to maximize long-term growth of capital in a manner consistent with preservation of capital. The Fund primarily buys stocks in a large number of companies of all sizes if the companies are competing well and if their products or services are in high demand. It may also buy money market securities and bonds, including high-risk bonds.

1. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes amortization of any premium and discount. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates. Realized gains or losses from investment transactions are reported on an identified cost basis.

FOREIGN CURRENCY TRANSACTIONS: The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in a foreign currency are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the statement of operations. The Fund does isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

Reported net realized gains and losses on foreign currency transactions arise from sales and maturities of forward foreign currency contracts, currency gains and losses between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of other assets and liabilities at the end of the period resulting from changes in the exchange rates.

TAXES: The Fund has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, the Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

EXPENSES: The custodian bank of the Fund has agreed to waive its custodial fees when the Fund maintains a prescribed amount of cash on deposit in certain non-interest bearing accounts. For the year ended December 31, 2001, the custodial fees offset agreement amounted to $13,256.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                          CAPITAL APPRECIATION FUND 6

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Delaware Lincoln Investment Advisors (DLIA)(the "Advisor") is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's sub-advisor, and provides certain administrative services to the Fund. DLIA is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment advisor. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, the Advisor receives a management fee at an annual rate of 0.75% of the first $500 million of the average daily net assets of the Fund and 0.70% of the average daily net assets of the Fund in excess of $500 million.

Prior to January 1, 2001, Lincoln Investment Management Company (LIM), an indirect wholly-owned subsidiary of LNC, served as the advisor to the Fund under substantially identical terms. Effective January 1, 2001, LIM was reorganized and contributed to DMBT.

Janus Capital Corporation (the "Sub-Advisor") is responsible for the day-to-day management of the Fund's securities investments. For its services, the Sub-Advisor is paid directly by the Advisor, not the Fund.

Delaware Service Company, Inc. (Delaware), an affiliate of the Advisor, provides accounting services and other administration support to the Fund. For these services, the Fund pays Delaware a monthly fee based on average net assets, subject to certain minimums.

If the aggregate annual expenses of the Fund, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceed 1.50% of the average daily net assets of the Fund, the Advisor will reimburse the Fund in the amount of such excess. No reimbursement was due for the period ended December 31, 2001.

During 2001, Fund Management performed a comprehensive review of expenses charged to the Fund since 1996. In November, 2001, the Advisor reimbursed $69 thousand to the Fund.

Certain officers and directors of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund.

3. INVESTMENTS

At December 31, 2001, the cost of investments for federal income tax purposes was $990,788,763. The aggregate cost of investments purchased and the aggregate proceeds from investments sold, other than U.S. government securities and short-term investments for the year ended December 31, 2001 and the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and the net unrealized appreciation at December 31, 2001 are as follows:

                   AGGREGATE     AGGREGATE     GROSS         GROSS         NET
                   COST OF       PROCEEDS      UNREALIZED    UNREALIZED    UNREALIZED
                   PURCHASES     FROM SALES    APPRECIATION  DEPRECIATION  APPRECIATION
                   --------------------------------------------------------------------
                   $637,902,755  $745,589,216  $196,279,489  $(64,076,675) $132,202,814

4. DIVIDEND AND DISTRIBUTION INFORMATION

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ending December 31, 2001 and 2000 were as follows:

                                                                 2001          2000
                       -------------------------------------------------------------------
                       Ordinary income                           $          -  $31,789,361
                       Long-term capital gain                     121,242,265   60,188,295
                                                                 ------------  -----------
                        Total                                    $121,242,265  $91,977,656
                                                                 ============  ===========

In addition, the Fund declared an ordinary income consent dividend of $2,123,332 in 2000. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

As of December 31, 2001, the components of net assets on a tax basis were as follows:

                       Paid in Capital                                     $1,327,794,242
                       Capital loss carryforwards                           (305,196,180)
                       Post-October losses                                   (29,149,717)
                       Unrealized appreciation on investments and foreign
                         currency                                            132,199,906
                                                                           -------------
                       Net Assets                                          $1,125,648,251
                                                                           =============

                          CAPITAL APPRECIATION FUND 7

The Fund's capital loss carryforwards may be applied against future capital gains. Such capital loss carryforwards expire in 2009.

Post-October losses represent losses realized on investments transactions from November 1, 2001 through December 31, 2001 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. SUPPLEMENTAL FINANCIAL INSTRUMENTS INFORMATION

FORWARD FOREIGN CURRENCY CONTACTS: The Fund may enter into foreign currency contracts to hedge risks of fluctuations in specific transactions or portfolio positions. Forward foreign currency contracts obligate the Fund to take or deliver a foreign currency at a future date at a specified price. The realized and unrealized gain or loss on the contracts is reflected in the accompanying financial statements. The Fund is subject to the credit risks that the counterparties to these contracts will fail to perform; although the risk is minimized by purchasing such agreements from financial institutions with long standing, superior performance records. In addition, the Fund is subject to the market risks associated with unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts that were open at December 31, 2001 were as follows:

                       CONTRACTS TO  FOREIGN                                SETTLEMENT       UNREALIZED
                       DELIVER       CURRENCY                U.S. PROCEEDS  DATES            GAIN
                       --------------------------------------------------------------------------------
                                     European Monetary
                         (5,500,000) Units                    $(4,881,015)  April 2002         $4,482
                                     European Monetary
                           (200,000) Units                       (178,130)  May 2002              876
                                                                                               ------
                                                                                               $5,358
                                                                                               ======

6. MARKET RISKS

The Fund invests in foreign securities. As a result, there may be additional risks, such as the investments being subject to restrictions as to repatriation of cash back to the United States and to political or economic uncertainties. At December 31, 2001, the Fund did not have investments in excess of 5% of assets in any individual foreign country.

7. SUMMARY OF CHANGES FROM CAPITAL SHARE TRANSACTIONS

                                                    SHARES ISSUED UPON
                                                    REINVESTMENT OF                                     NET INCREASE (DECREASE)
                           CAPITAL                  DIVIDENDS AND            CAPITAL SHARES             RESULTING FROM CAPITAL
                           SHARES SOLD              DISTRIBUTIONS            REDEEMED                   SHARE TRANSACTIONS
                           -----------------------------------------------------------------------------------------------------
                           SHARES     AMOUNT        SHARES     AMOUNT        SHARES      AMOUNT         SHARES      AMOUNT
                           -----------------------------------------------------------------------------------------------------
Year ended
  December 31, 2001:       1,744,791  $ 36,604,423  5,198,176  $121,242,265  (8,760,004) $(176,524,468) (1,817,037) $(18,677,780)
Year ended
  December 31, 2000:       8,116,161   259,439,591  2,976,238    91,977,656  (5,224,583)  (158,480,970)  5,867,816   192,936,277

8. DISTRIBUTIONS TO SHAREHOLDERS

The Fund declares and distributes a dividend from net investment income, if any, semi-annually. Distributions of net realized gains, if any, are declared and distributed annually.

9. LINE OF CREDIT

The Fund, along with certain other Lincoln Life Multi-Fund Variable Annuity funds (the "Participants"), participates in a $125,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the Agreement. The Fund may borrow up to 25% of its total assets. The Fund had no amount outstanding at December 31, 2001, or at any time during the year.

                          CAPITAL APPRECIATION FUND 8

10. TAX INFORMATION (UNAUDITED)

The information set forth is for the Fund's fiscal year as required by federal laws. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended December 31, 2001, the Fund designates distributions paid during the year as follows:

              (A)            (B)
              LONG-TERM      ORDINARY       TOTAL
              CAPITAL GAINS  INCOME         DISTRIBUTIONS
              DISTRIBUTIONS  DISTRIBUTIONS  (TAX BASIS)
              -------------------------------------------
                     100%            --            100%

Items (A) and (B) are based on a percentage of the Fund's total distributions.

                          CAPITAL APPRECIATION FUND 9

REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.

We have audited the accompanying statement of net assets of Lincoln National Capital Appreciation Fund, Inc. (the "Fund") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National Capital Appreciation Fund, Inc. at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 18, 2002

                          CAPITAL APPRECIATION FUND 10

OFFICER/DIRECTOR INFORMATION FOR ANNUAL REPORT DISCLOSURE

(1)                    (2)                  (3)                                            (5)            (6)
NAME, ADDRESS AND AGE  POSITION(S) HELD     TERM OF OFFICE        (4)                      NUMBER OF      OTHER DIRECTORSHIPS
                       WITH THE FUND        AND LENGTH OF         PRINCIPAL                PORTFOLIOS IN  HELD BY DIRECTOR
                                            TIME SERVED(2)        OCCUPATION(S)            FUND COMPLEX
                                                                  DURING THE PAST          OVERSEEN BY
                                                                  5 YEARS                  THE DIRECTOR
---------------------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger(1)  Chairman, President  November 1, 1994 to   Vice President, The           11        Director, Board of
1300 S. Clinton        and Director         present               Lincoln National Life                   Managers, Lincoln
Street                                                            Insurance Company, Fort                 National Variable
Fort Wayne, IN 46802                                              Wayne, Indiana                          Annuity Fund A; Lincoln
Age 49                                                                                                    Retirement Services
                                                                                                          Company, LLC

Steven M. Kluever(1)   Second Vice          May 6, 1997 to        Second Vice President,        11        None
1300 S. Clinton        President            present               The Lincoln National
Street                                                            Life Insurance, Company
Fort Wayne, IN 46802
Age 39

Eric C. Jones(1)       Second Vice          May 6, 1997 to        Second Vice President,        11        None
1300 S. Clinton        President and Chief  present               The Lincoln National
Street                 Financial Officer                          Life Insurance Company
Fort Wayne, IN 46802
Age 40

Cynthia A. Rose(1)     Secretary            February 14, 1995 to  Secretary Assistant           11        None
1300 S. Clinton                             present               Vice President, The
Street                                                            Lincoln National Life
Fort Wayne, IN 46802                                              Insurance Company
Age 47

John B. Borsch         Director             December 14, 1981 to  Retired; formerly             11        Director, Board of
1776 Sherwood Road                          present               Associate Vice                          Managers, Lincoln
Des Plaines, IL 60016                                             President, Investments,                 National Variable
Age 68                                                            Northwestern                            Annuity Fund A; Lincoln
                                                                  University, Evanston,                   Retirement Services
                                                                  Illinois                                Company, LLC

Nancy L. Frisby        Director             April 15, 1992 to     Vice President and            11        Director, Board of
DeSoto Memorial                             present               Chief Financial                         Managers, Lincoln
Hospital                                                          Officer, DeSoto                         National Variable
900 N. Robert Avenue                                              Memorial Hospital,                      Annuity Fund A; Lincoln
Arcadia, FL 34265                                                 Arcadia, Florida                        Retirement Services
Age 60                                                                                                    Company, LLC

Barbara S. Kowalczyk   Director             November 2, 1993 to   Senior Vice President         11        Lincoln National
Lincoln Financial                           present               and Director, Corporate                 Management Corporation;
Group                                                             Planning and                            Lincoln Financial Group
Centre Square, West                                               Development, Lincoln                    Foundation, Inc.;
Tower                                                             National Corporation,                   Director, Board of
1500 Market St., Ste.                                             Philadelphia,                           Managers, Lincoln
3900                                                              Pennsylvania (Insurance                 National Variable
Philadelphia, PA                                                  Holding Company)                        Annuity Fund A
19102-2112                                                        Director, Lincoln
Age 50                                                            Life & Annuity Company
                                                                  of New York, Director,
                                                                  Lincoln National (U.K.)
                                                                  PLC (Financial Services
                                                                  Company)

Kenneth G. Stella      Director             February 10, 1998 to  President, Indiana            11        First National Bank;
Indiana Hospital &                          present               Hospital & Health                       Director, Board of
Health Association                                                Association,                            Managers, Lincoln
1 American Square                                                 Indianapolis, Indiana                   National Variable
Ste. 1900                                                                                                 Annuity Fund A
Indianapolis, IN
46282
Age 58

Frederick J.           Vice President and   December 29, 2000 to  Vice President and            11        Director of Lincoln
Crawford(1)            Treasurer            present               Treasurer, Lincoln                      National Reinsurance
Lincoln Financial                                                 National Corp.;                         Company (Barbados)
Group                                                             President and Market                    Limited; The Financial
Centre Square, West                                               Manager Greater                         Alternative, Inc.;
Tower                                                             Cincinnati Region Bank                  Financial Alternative
1500 Market St., Ste.                                             One, N.A.; and First                    Resourced, Inc.;
3900                                                              Vice President and                      Financial
Philadelphia, PA                                                  Senior Banker, Division                 Choices, Inc.;
19102-2112                                                        of First Chicago NBD                    Financial Investment
Age 37                                                                                                    Services, Inc.;
                                                                                                          Financial Investments,
                                                                                                          Inc.; The Financial
                                                                                                          Resources
                                                                                                          Department, Inc.;
                                                                                                          Investment
                                                                                                          Alternatives, Inc.; The
                                                                                                          Investment
                                                                                                          Center, Inc.; The
                                                                                                          Investment
                                                                                                          Group, Inc.; Lincoln
                                                                                                          National Financial
                                                                                                          Institutions
                                                                                                          Group, Inc.; Personal
                                                                                                          Financial
                                                                                                          Resources, Inc.;
                                                                                                          Personal Investment
                                                                                                          Services, Inc.

------------------------

ADDITIONAL INFORMATION ON THE OFFICERS AND DIRECTORS CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") TO THE FUND'S PROSPECTUS. TO OBTAIN A FREE COPY OF THE SAI, WRITE: LINCOLN NATIONAL LIFE INSURANCE COMPANY, P.O. BOX 2340, FORT WAYNE, INDIANA 46801, OR CALL 1-800-4LINCOLN (454-6265). THE SAI IS ALSO AVAILABLE ON THE SEC'S WEB SITE ([http://www.sec.gov]).
(1) ALL OF THE EXECUTIVE OFFICERS ARE "INTERESTED PERSONS" OF THE FUND, AS THAT TERM IS DEFINED BY SECTION 2(a)(19) OF THE 1940 ACT, BY REASON OF THEIR BEING OFFICERS OF THE FUND.
(2) THE OFFICERS AND DIRECTORS ARE RE-ELECTED ANNUALLY. THE OFFICERS AND DIRECTORS HOLD THEIR POSITION WITH THE FUND UNTIL RETIREMENT OR RESIGNA-TION. THE BYLAWS OF THE FUNDS DO NOT SPECIFY A TERM OF OFFICE.

                          CAPITAL APPRECIATION FUND 11

                                                           Presorted Standard
                                                               US Postage
                                                                  Paid
                                                               Permit 552
                                                              Hackensack NJ







Lincoln National Life Insurance Co.          Securities offered through, and
(Lincoln Life)                               annuities issued by, The Lincoln
Fort Wayne, IN 46802                         National Life Insurance Company,
800-4LINCOLN (800-454-6265)                  Ft. Wayne, IN. Securities also
www.LincolnLife.com                          distributed by other broker-dealers
                                             with effective selling agreements.
(c) 2002 The Lincoln National Life
Insurance Co.                                Lincoln Financial Group is the
Form 19875A-LN Cap. App. 2/02                marketing name for Lincoln National
                                             Corporation and its affiliates.

                                                      February 02 [RECYCLE lOGO]